Exhibit 10.19

AMENDED AND RESTATED GUARANTY

THIS AMENDED AND RESTATED GUARANTY (“Guaranty”) is entered into effective as of March 29, 2022 by GVEST FINANCE LLC, a North Carolina limited liability company (“Guarantor,” whether one or more), with an address for notice of 136 Main Street, Pineville, NC 28134, for the benefit of FIRSTBANK, a Tennessee banking corporation, and its successors and assigns (“Lender”), with an address for notice of 520 W. Summit Hill Drive, Suite 801, Knoxville, Tennessee 37902.

A. Gvest Springlake Homes LLC, a Delaware limited liability company (“Borrower”), is indebted to Lender pursuant to the following loan (“Loan”) evidenced, governed, and/or secured by the following (collectively, the “Loan Documents”): (i) that certain Promissory Note (“Note”) dated November 12, 2021 from Borrower to Lender in the principal amount of $2,000,000.00, as amended and restated pursuant to that certain Amended and Restated Promissory Note dated of even date herewith from Borrower to Lender in the principal amount of $3,300,000.00; (ii) that certain Loan and Security Agreement (“Loan Agreement”) dated November 12, 2021 by and between Borrower, Lender, Guarantor, and the other parties thereto, as amended pursuant to that certain Modification Agreement dated as of the date hereof by and between Borrower, Lender, Guarantor, and the other parties thereto; (iii) that that certain Guaranty dated as of November 12, 2021 from Guarantor to Lender, as amended and restated by this Amended and Restated Guaranty; and (iv) those Loan Documents (as defined in the Loan Agreement), all as the same may from time to time be amended, restated, modified, consolidated, renewed or replaced.

B. Lender is not willing to make the Loan, or otherwise extend credit, to Borrower unless Guarantor unconditionally guarantees payment and performance to Lender of the Guaranteed Obligations (defined below).

C. Guarantor is the owner of a direct or indirect interest in Borrower, and Guarantor will directly benefit from Lender’s making the Loan to Borrower.

NOW, THEREFORE, as an inducement to Lender to make the Loan to Borrower, and to extend such additional credit as Lender may from time to time agree to extend under the Note, the Loan Agreement, and the Loan Documents, and for other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the parties hereby agree as follows.

1. Continuing Guaranty. Guarantor hereby irrevocably and unconditionally guarantees to Lender (and its successors and assigns), jointly and severally, the payment and performance of the Guaranteed Obligations as and when due and payable, whether by lapse of time, by acceleration of maturity or otherwise. Guarantor hereby irrevocably and unconditionally covenants and agrees that Guarantor is jointly and severally liable for the Guaranteed Obligations as a primary obligor, and that Guarantor shall fully perform, jointly and severally, each and every term and provision hereof.

2. Guaranteed Obligations. For the purposes of this Guaranty, “Guaranteed Obligations” is used in its most comprehensive sense and means and includes any and all of Borrower’s obligations to make any payment and perform any obligation to Lender pursuant to the Note or the Loan Documents, whether now existing or hereinafter incurred or created, including all outstanding principal and all accrued but unpaid interest (including any late charges and default interest) owing under the Note plus all fees, costs, and expenses (including reasonable attorney’s fees) incurred by or on behalf of Lender in connection with the Loan.

3. Nature of Guaranty; Joint and Several Obligation. Guarantor’s liability under this Guaranty shall be open and continuous for so long as this Guaranty remains in force. Guarantor intends to guarantee at all times the performance and prompt payment when due, whether at maturity or earlier by reason of acceleration or otherwise, of all Guaranteed Obligations. Accordingly, no payments made upon the Guaranteed Obligations will discharge or diminish the continuing liability of Guarantor in connection with any remaining portions of the Guaranteed Obligations or any portion of the Guaranteed Obligations that subsequently arises or is thereafter incurred or contracted. Guarantor recognizes that there may be other guarantors of certain of the Guaranteed Obligations and that Guarantor’s liability hereunder is joint and several with respect to such other Guarantors.

4. Duration of Guaranty. This Guaranty will take effect when received by Lender without the necessity of any acceptance by Lender, or any notice to Guarantor or to Borrower, and will continue in full force until all Guaranteed Obligations incurred or contracted before receipt by Lender of any notice of revocation shall have been fully and finally paid and satisfied and all other obligations of Guarantor under this Guaranty shall have been performed in full. This Guaranty will continue to bind Guarantor for all Guaranteed Obligations incurred by Borrower or committed by Lender prior to receipt of Guarantor’s written notice of revocation, including any extensions, renewals, substitutions or modifications of the Guaranteed Obligations. All renewals, extensions, substitutions and modifications of the Guaranteed Obligations granted after Guarantor’s revocation, are contemplated under this Guaranty and, specifically will not be considered to be new Guaranteed Obligations. This Guaranty shall bind the estate of Guarantor as to any Guaranteed Obligations created both before and after the death or incapacity of Guarantor, regardless of Lender’s actual notice of Guarantor’s death. Release of any other guarantor or termination of any other guaranty of the Guaranteed Obligations shall not affect the liability of Guarantor under this Guaranty. A revocation received by Lender from any one or more Guarantors, shall not affect the liability of any remaining Guarantor under this Guaranty. This Guaranty is binding upon Guarantor and Guarantor’s heirs, estate, successors and assigns so long as any of the Guaranteed Obligations remain unpaid and even though the Guaranteed Obligations may from time to time be zero dollars ($0.00).

5. Guarantor’s Authorization to Lender. Guarantor authorizes Lender, either before or after any revocation hereof, without notice or demand, and without lessening Guarantor’s liability under this Guaranty, from time to time: (a) to alter, compromise, renew, extend, accelerate, or otherwise change the time for payment or other terms of the Guaranteed Obligations or any part of the Guaranteed Obligations, including increases and decreases of the rate of interest on the Guaranteed Obligations; extensions may be repeated and may be for longer than the original term; (b) to take and hold security for the payment and performance of the Guaranteed Obligations, and exchange, enforce, waive, subordinate, fail or decide not to perfect, and release any such security, with or without the substitution of new collateral; (c) to release, substitute, agree not to sue, or deal with any one or more of Borrower’s sureties, endorsers, or other guarantors on any terms or in any manner Lender may choose; (d) to determine how, when and what application of payments and credits shall be made on the Guaranteed Obligations; (e) to apply such security and direct the order or manner of sale thereof, including without limitation, any nonjudicial sale permitted by the terms of the controlling security agreement, mortgage, or deed of trust, as Lender in its reasonable discretion may determine; (f) to sell, transfer, assign, or grant participants in all or any part of the Guaranteed Obligations; and (g) to assign or transfer this Guaranty in whole or in part. In connection with clause (g) above, upon sale, transfer or assignment of the Note and any, some, or all of the Loan Documents, or any interest therein, by Lender to any third party (“Third Party”), this Guaranty may also be assigned by Lender to the Third Party and the undersigned Guarantor acknowledges liability under this Guaranty to such Third Party.

6. Guarantor’s Representations, and Warranties, and Covenants. Guarantor represents and warrants and covenants to Lender that: (a) no representations or agreements of any kind have been made to Guarantor which would limit or qualify in any way the terms of this Guaranty; (b) this Guaranty is executed at Borrower’s request and not at the request of Lender; (c) Guarantor has full power, right and authority to enter into this Guaranty; (d) the provisions of this Guaranty do not conflict with or result in a default under any agreement or other instruments binding upon Guarantor and do not result in a violation of any law, regulation, court decree or order applicable to Guarantor; (e) Guarantor has not and will not, without the prior written consent of Lender, sell, assign, transfer, or otherwise dispose of substantially all of Guarantor’s assets if such sale, assignment, transfer or disposition would have a material adverse effect upon Guarantor’s ability to satisfy Guarantor’s obligation under this Guaranty; (f) upon Lender’s request, Guarantor will provide to Lender financial, tax, and credit information in form reasonably acceptable to Lender, and all such financial and tax information (including tax returns) which currently has been, and all future financial and tax information (including tax returns) which will be provided to Lender is and will be true and correct in all material respects and fairly present the financial condition since the date of the most recent financial statements provided to Lender and no event has occurred which may materially adversely affect Guarantor’s financial condition; (g) no litigation, claim, investigation, administrative proceeding or similar action (including those for unpaid taxes) against Guarantor is pending or threatened that would have a material adverse effect on Guarantor’s ability to satisfy Guarantor’s obligations under this Guaranty; (h) Lender has made no representation to Guarantor as to the creditworthiness of Borrower; and (i) Guarantor has established adequate means of obtaining from Borrower on a continuing basis information regarding Borrower’s financial condition. Guarantor agrees to keep adequately informed from such means of any facts, events, or circumstances which might in any way affect Guarantor’s risks under this Guaranty, and Guarantor further agrees that, absent a request for information, Lender shall have no obligation to disclose to Guarantor any information or documents acquired by Lender in the course of its relationship with Borrower.

In addition, the Guarantor agrees to provide Lender: (i) as soon as available, and in any event within one hundred twenty (120) days after the end of each calendar year, Guarantor shall furnish Lender with Guarantor’s personal financial statements and contingent debt schedules of Guarantor in each case in comparative form to the figures for the previous year all in reasonable detail and prepared in accordance with sound and consistently applied accounting principles, all as acceptable to Lender in form and substance; and (ii) copies of Guarantor’s federal tax returns and extension filings acceptable to Lender as soon as available, and in any event within thirty (30) days of when such were due to be filed (or within ten (10) days after the last date of any extension period, if applicable) (and which filings Guarantor agrees to timely make with the Internal Revenue Service).

7. Guarantor’s Waivers. Except as prohibited by applicable law. Guarantor waives any right to require Lender: (a) to continue lending money or to extend other credit to Borrower; (b) to make any presentment, protest, demand, or notice of any kind, including notice of any nonpayment of the Guaranteed Obligations or of any nonpayment related to any collateral, or notice of any action or nonaction on the part of the Borrower, Lender, any surety, endorser, or other guarantor in connection with the Guaranteed Obligations or in connection with the creation of new or additional loans or obligations; (c) any defense based upon a failure of Lender to comply with the notice requirements of the applicable version of Uniform Commercial Code Section 9-504; (d) to resort for payment or to proceed directly or at once against any person, including Borrower or any other guarantor; (e) to proceed directly against or exhaust any collateral held by Lender from Borrower, any other guarantor, or any other person; (f) to pursue any other remedy within Lender’s power; or (g) to commit any act or omission of any kind, or at any time, with respect to any matter whatsoever.

If now or hereafter (a) Borrower shall be or become insolvent, and (b) the Guaranteed Obligations shall not at all times until paid be fully secured by collateral pledged by Borrower, Guarantor hereby forever waives and relinquishes in favor of Lender and Borrower, and their respective successors, any claim or right to payment Guarantor may now have or hereafter have or acquire against Borrower, by subrogation or otherwise, so that at no time shall Guarantor be or become a “creditor” of Borrower within the meaning of 11 U.S.C. Section 547(b), or any successor provision of the federal bankruptcy laws.

Guarantor also waives any and all rights or defenses arising by reason of (a) any “one action” or “anti-deficiency” law or any other law which may prevent Lender from bringing any action, including a claim for deficiency, against Guarantor, before or after Lender’s commencement or completion of any foreclosure action, either judicially or by exercise of a power of sale; (b) any election of remedies by Lender which destroys or otherwise adversely affects Guarantor’s subrogation rights or Guarantor’s rights to proceed against Borrower for reimbursement, including without limitation, any loss of rights Guarantor may suffer by reason of any law limiting, qualifying, or discharging the Guaranteed Obligations; (c) any disability or other defense of Borrower, of any other guarantor, of any other person, or by reason of the cessation of Borrower’ liability from any cause whatsoever, other than payment in full in legal tender, of the Guaranteed Obligations; (d) any right to claim discharge of the Guaranteed Obligations on the basis of unjustified impairment of any collateral for the indebtedness; (e) any statute of limitations, if at any time any action or suit brought by Lender against Guarantor is commenced there is outstanding amount owing by Borrower to Lender under the Guaranteed Obligations that is not barred by any applicable statute of limitations; or (f) any defenses given to guarantors at law or in equity other than actual payment and performance of the Guaranteed Obligations. If payment is made by Borrower, whether voluntarily or otherwise, or by any third party, on the Guaranteed Obligations and thereafter Lender is forced to remit the amount of that payment to Borrower’s trustee in bankruptcy or to any similar person under any federal or state bankruptcy law or law for the relief of debtors, the Guaranteed Obligations shall be considered unpaid for the purpose of enforcement of this Guaranty.

Guarantor further waives and agrees not to assert or claim at any time any deductions to the amount guaranteed under this Guaranty for any claim of setoff, counterclaim, counter demands, recoupment or similar right, whether such claim, demand or right may be asserted by the Borrower, the Guarantor, or both.

8. Guarantor’s Understanding With Respect to Waivers. Guarantor warrants and agrees that each of the waivers set forth above is made with Guarantor’s full knowledge of its significance and consequences and that, under the circumstances, the waivers are reasonable and not contrary to public policy or law. If any such waiver is determined to be contrary to any applicable law or public policy, such waiver shall be effective only to the extent permitted by law or public policy.

9. Subordination of Borrower’s Debts to Guarantor. Guarantor agrees that the Guaranteed Obligations owing by Borrower to Lender, whether now existing or hereafter created, shall be prior to any claim that Guarantor may now have or hereafter acquire against Borrower, whether or not Borrower becomes insolvent. Guarantor hereby expressly subordinates any claim Guarantor may have against Borrower, upon any account whatsoever, to any claim that Lender may now or hereafter have against Borrower. In the event of insolvency and consequent liquidation of the assets of Borrower, through bankruptcy, by an assignment for the benefit of creditors, by voluntary liquidation, or otherwise, the assets of Borrower applicable to the payment of the claims of both Lender and Guarantor shall be paid to Lender and shall be first applied by Lender to the Guaranteed Obligations. Guarantor hereby assigns to Lender all claims that they may have or acquire against Borrower or against any assignee or trustee in bankruptcy of Borrower; provided however, that such assignment shall be effective only for the purpose of assuring to Lender full payment in legal tender of the Guaranteed Obligations. If Lender so requests, any notes or credit agreements now or hereafter evidencing any debts or obligations of Borrower to Guarantor shall be marked with a legend that the same are subject to this Guaranty and shall be delivered to Lender. Guarantor agrees, and Lender hereby is authorized, in the name of Guarantor, from time to time to execute and file financing statements and continuation statements and to execute such other documents and to take such other actions as Lender deems necessary or appropriate to perfect, preserve and enforce its rights under this Guaranty.

10. Miscellaneous Provisions. The following miscellaneous provisions are a part of this Guaranty:

a) Amendments. This Guaranty, together with any Loan Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Guaranty. No alteration of or amendment to this Guaranty shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

b) Applicable Law; Venue; Jurisdiction. This Guaranty has been delivered to Lender and accepted by Lender in the State of Tennessee. This Guaranty shall be governed by and construed in accordance with the laws of the State of Tennessee (without regard to conflicts of law), except to the extent that greater rights are granted to Lender under federal law, in which case federal law shall control. Guarantor hereby waives any personal service of any and all process and consents to the service of process in any action (“Actions”) pertaining to the Lender, the Loan guaranteed hereunder, the Guaranteed Obligations, the Borrower and/or this Guaranty by certified mail, return receipt requested, addressed to Guarantor, at the address set forth above in this Guaranty (or as such address may be updated from time to time by written notice from Guarantor to Lender), and service so made shall be complete ten (10) calendar days after the same has been posted. The undersigned Guarantor does further consent to and agree that any Action for the enforcement of this Guaranty may be brought in the courts of the State of Tennessee sitting in Knox County, Tennessee or any Federal court sitting in Knox County, Tennessee and consents to the non-exclusive jurisdiction of such courts. The undersigned Guarantor hereby waives any objection that Guarantor may now or hereafter have to the venue of any such Action or any such court or that suit is brought in an inconvenient court.

c) Waiver of Jury Trial. GUARANTOR HEREBY IRREVOCABLY AND ABSOLUTELY WAIVES ANY RIGHTS TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, OR RELATED TO, THE SUBJECT MATTER OF THIS GUARANTY. THIS WAIVER IS KNOWINGLY, INTENTIONALLY AND VOLUNTARILY MADE BY GUARANTOR, AND GUARANTOR ACKNOWLEDGES THAT NEITHER LENDER NOR ANY PERSON ACTING ON BEHALF OF LENDER HAS MADE ANY REPRESENTATIONS OF FACT TO INDUCE THIS WAIVER OF TRIAL BY JURY OR HAS TAKEN ANY ACTIONS WHICH IN ANY WAY MODIFY OR NULLIFY ITS EFFECT. GUARANTOR ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT FOR LENDER TO ENTER INTO THIS GUARANTY, THAT GUARANTOR AND LENDER HAVE ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS GUARANTY AND THAT EACH OF THEM WILL CONTINUE TO RELY ON THIS WAIVER IN THEIR RELATED FUTURE DEALINGS. GUARANTOR FURTHER ACKNOWLEDGES THAT GUARANTOR HAS BEEN REPRESENTED (OR HAS HAD THE OPPORTUNITY TO BE REPRESENTED) IN THE SIGNING OF THIS GUARANTY AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL.

d) Attorneys’ Fees; Expenses. Guarantor agrees to pay upon demand all of Lender’s costs and expenses, including reasonable attorneys’ fees and Lender’s legal expenses, incurred in connection with the enforcement of this Guaranty. Lender may pay someone else to help enforce this Guaranty, and Guarantor shall pay the costs and reasonable expenses of such enforcement. Costs and expenses include Lender’s reasonable attorneys’ fees and legal expenses whether or not there is a lawsuit, including reasonable attorneys’ fees and legal expenses for bankruptcy proceedings (and including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post judgment collection services shall be paid by Guarantor. Guarantor also shall pay all court costs and such additional fees as may be directed by the court.

e) Notices. All notices required or allowed to be given hereunder shall be in writing, and shall be personally delivered, or sent by Federal Express or other recognized overnight express courier service, or sent by United States Mail, first-class, postage prepaid, certified with return-receipt requested, addressed to each party as set forth above. Any such notice shall be deemed to be given, if personally delivered, on the date such notice is personally delivered to the address set forth above for the party to whom such notice is given; if sent by Federal Express, or other recognized overnight express courier service, on the date said notice is dispatched or deposited with said courier service, all charges prepaid, addressed as herein provided; and, if mailed, on the date said notice is deposited in the United States Mail, first-class, postage prepaid, certified with return-receipt requested, addressed as herein provided. Any party may change the address to which notices hereunder are to be sent by giving written notice thereof to the other parties as set forth herein.

f) Interpretation. The words “Guarantor,” “Borrower,” and “Lender” include the heirs, successors, assigns and transferees of each of them. Caption headings in this Guaranty are for convenience purposes only and are not to be used to interpret or define the provisions of this Guaranty. If a court of competent jurisdiction finds any provision of this Guaranty to be invalid or unenforceable as to any person or circumstance, such finding shall not render that provision invalid or unenforceable as to any other persons or circumstances, and all provisions of this Guaranty in all other respects shall remain valid and enforceable. Capitalized terms not otherwise defined herein shall have such meaning as set forth in the applicable Loan Agreement.

g) Waiver. Lender shall not be deemed to have waived any rights under this Guaranty unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Guaranty shall not prejudice or constitute a waiver of Lender’s right otherwise to demand strict compliance with that provision or any other provision of this Guaranty. No prior waiver by Lender, or any course of dealing between Lender and Guarantor shall constitute a waiver of any of Lender’s rights or of any of Guarantor’s obligations as to any future transactions. Whenever the consent of Lender is required under this Guaranty, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

h) Electronic Transmission. Guarantor agrees that if a paper original of this Guaranty executed by Guarantor is sent by electronic transmission (an “Executed Copy”), (i) the Executed Copy shall be treated in all respects as a paper original of this Guaranty executed by the Guarantor and (ii) the Executed Copy shall have the same binding and legal effect as a paper original of this Guaranty executed by the Guarantor. At the request of any party who receives an Executed Copy, this Guaranty shall be re-executed by Guarantor and the executed paper original Guaranty shall be sent to the requesting party by any method permitted herein other than by electronic transmission. Guarantor further agrees that it will not raise the transmission of this Guaranty or the Executed Copy by electronic transmission as a defense in any proceeding or action in which the validity of this Guaranty is at issue and hereby forever waives such defense. “Electronic transmission” means any form of communication, such as facsimile or email, not directly involving the physical transmission of actual paper, which creates a record (including a .PDF file) of the actual paper that may be retained, retrieved, reviewed and printed by the recipient.

i) THE UNDERSIGNED GUARANTOR ACKNOWLEDGES HAVING READ ALL OF THE PROVISIONS OF THIS GUARANTY AND AGREES TO ITS TERMS. IN ADDITION, THE GUARANTOR UNDERSTANDS THAT THIS GUARANTY IS EFFECTIVE UPON GUARANTOR’S EXECUTION AND DELIVERY OF THIS GUARANTY TO LENDER AND THAT THE GUARANTY WILL CONTINUE UNTIL TERMINATED IN THE MANNER SET FORTH IN THE SECTION TITLED “DURATION OF GUARANTY.” NO FORMAL ACCEPTANCE BY LENDER IS NECESSARY TO MAKE THIS GUARANTY EFFECTIVE.

[Signature page follows]

This Amended and Restated Guaranty is executed as of the day and year first written above.

GUARANTOR:

GVEST FINANCE LLC

	By:	/s/ Raymond M. Gee
Raymond M. Gee, Manager

STATE OF North Carolina)
COUNTY OF Mecklenburg)

Before me, the undersigned, a Notary Public of said County and State, personally appeared Raymond M. Gee, with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence), and who, upon oath, acknowledged himself to be the Manager of GVEST FINANCE LLC, a North Carolina limited liability company, the within named Grantor, and that he in such capacity, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the Grantor in such capacity.

WITNESS my hand and seal as of March 21, 2022.

/s/ Janalyn M. Bailey
Notary Public

My Commission Expires: 03/25/2024

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